UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2016
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2016, at the 2016 Annual Meeting of Stockholders (the “Meeting”) of JetBlue Airways Corporation (the “Company”), the shareholders of the Company approved amendments to Article VI of the Company’s Certificate of Incorporation to provide that a director may be removed from office with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company entitled to vote at an election of directors.

This summary of the amendments is qualified in its entirety by reference to the complete copy of the Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. Additionally, a copy of the Amended and Restated Certificate of Incorporation marked to show changes is also attached as Exhibit 3.2 hereto (additions are underlined and deletions are struck through).

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Meeting, the stockholders of the Company voted on four items:

1)	to elect ten directors nominated by the Board of Directors to serve until the 2017 annual meeting of stockholders;

2)	to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3)	to seek approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

4)	to approve amendments to the Company’s Certificate of Incorporation.

The results are as follows:

1. The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Peter Boneparth	239,222,693	3,404,948	271,558	53,234,947
David Checketts	238,300,738	4,367,077	231,384	53,234,947
Virginia Gambale	239,066,052	3,583,223	249,924	53,234,947
Stephan Gemkow	237,920,756	4,718,675	259,768	53,234,947
Robin Hayes	239,329,386	3,371,642	198,171	53,234,947
Ellen Jewett	239,235,951	3,408,199	255,049	53,234,947
Stanley McChrystal	239,211,520	3,460,214	227,465	53,234,947
Joel Peterson	238,279,515	4,369,413	250,271	53,234,947
Frank Sica	237,378,663	5,260,124	260,412	53,234,947
Thomas Winkelmann	239,042,599	3,567,266	289,334	53,234,947

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved based upon the following votes received:

Votes For	293,326,608
Votes Against	2,179,351
Abstentions	628,187

There were no broker non-votes for this item.

3.  The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes received:

Votes For	234,150,925
Votes Against	7,799,891
Abstentions	948,383
Broker non-votes	53,234,947

4. The proposal to approve amendments to the Company’s Certificate of Incorporation was approved based upon the following votes received:

Votes For	289,161,597
Votes Against	4,535,457
Abstentions	2,437,092

There were no broker non-votes for this item.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits.

3.1.    Amended and Restated Certificate of Incorporation
3.2.    Amended and Restated Certificate of Incorporation (marked)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: May 20, 2016	By:	/s/ Alexander Chatkewitz
Alexander Chatkewitz Vice President, Controller and Chief Accounting Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Certificate of Incorporation (marked)